                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549



                                 FORM 8-K



                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) : February 10, 1998




                     AMERICAN DIVERSIFIED GROUP, INC.
          _______________________________________________________
          (Exact name of registrant as specified in its charter)




Nevada                  0-23532                       88-0292161
_______                 _______                       __________
(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation



           110 North Center Street, Suite 202, Hickory, NC 28601
           _____________________________________________________
                 (Address of principal executive offices)





Registrant's telephone number, including area code:    (704) 322-2044
                                                       ______________





                  437 Main Avenue, SW, Hickory, NC 28602
        ___________________________________________________________
        (Former name, former address, if changed since last report)











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Item 5.   Other Events


      Registrant, effective February 10, 1997, has relocated its principal executive offices from 437 Main Avenue, S.W., Hickory, NC 28602. to 110 North Main Street, Suite 202, Hickory, NC 28601. Registrant's telephone and fax numbers will continue to be: Phone: (704) 322-2044 and Fax: (704) 322-3798. Registrant will continue to maintain New York City Investor Relations and Conference Offices, with video teleconferencing capabilities, at 45 Rockefeller Plaza, 20th Floor, New York, NY 10111. Registrant's telephone number at Rockefeller Plaza is (212) 332-5009 and its fax number is (212) 332-3249.









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                                SIGNATURES



           Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Hickory, NC
February 19, 1998

                         AMERICAN DIVERSIFIED GROUP, INC.



                         /s/ Jerrold R. Hinton, Ph.D., President
                         _______________________________________
                         Jerrold R. Hinton, Ph.D. President























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                        Thomas J, Craft, Jr., Esq.
                        11000 Prosperity Farms Road
                       Palm Beach Gardens, FL 33410
                   (561) 691-1998  Fax: (561) 845-6948





                                        February 19, 1998


Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

     Re:  American Diversified Group, Inc.
          File No. 0-23532
          Current Report on Form 8-K

Ladies and Gentlemen:

      I have enclosed for filing on behalf of the above referenced Registrant a copy of its Current Report on Form 8-K for a current event effective February 10, 1998.





                                   Very truly yours,



                                   /s/ Thomas J. Craft. Jr.
                                   ____________________
                                   Thomas J. Craft, Jr., Esq.